COLDWELL BANKER
IRELAND
PENROSE &
O'SULLIVAN

EATON HOUSE
RATHCOOLE
CO. DUBLIN, IRELAND

+353 (1) 412 4121 PHONE
+353 (1) 412 4122 FAX
penroseosullivan@coldwellbanker.ie
www.coldwellbanker.ie

Ms. Bernie Walsh,
Bernie@nephros.ie
Nephros International Ltd

30th November 2008.

RE: Office 6 Eaton House, Main St., RATHCOOLE, CO. DUBLIN
SUBJECT TO CONTRACT/CONTRACT DENIED

Dear Bernie,

I refer to our recent discussions and confirm that we are prepared to proceed on the following terms:

i. *Proposed Lessee*: Nephros International Ltd

ii. *Proposed Lessor*: Coldwell Banker Penrose & O'Sullivan. With an address at 6 Eaton House, Main St., Rathcoole, Co. Dublin.

iii. *Property:* Rear Office Unit 6, Eaton House, Rathcoole, Co. Dublin with use of the Boardroom, Kitchen & toilet facilities.

iv. *Lease Term:* 6 Months beginning at 1st of March 2009, renewable dependant on business views, for either a 12 month period or a rolling 6 month lease.

v. *Notice period:* 3 calendar months notice is applicable to both parties, should they wish to terminate the lease agreement.

vi. *VAT*: VAT is payable & all figures are VAT exclusive.

vii. *Deposit*: A deposit of €1,000 is payable by the 31st of November 2008, to Coldwell Banker Penrose & O'Sullivan.

viii. *Rent*: The yearly rental is €8,820, payable at €735 by Direct Debit at the beginning of each month in advance. To be invoiced accordingly.

ix. *Rates & Service Charges*: To be included in the rental amount.

x. *Broadband:* Cost of Broadband will be included in the rental amount.

xi. *Phones*: The proposed Lessee will install a new phone line, the cost of which will be covered by the Lessee, & will install their own IT server in the existing comms. room cost of set-up will be covered by the Lessee.

COLDWELL BANKER
IRELAND
PENROSE &
O'SULLIVAN

EATON HOUSE
RATHCOOLE
CO. DUBLIN, IRELAND

+353 (1) 412 4121 PHONE
+353 (1) 412 4122 FAX
penroseosullivan@coldwellbanker.ie
www.coldwellbanker.ie

xii. *Insurance*: Access to the shared areas i.e. Kitchen, toilet facilities, meeting room & comms room is available to the Lessee, with responsibility for insurance resting with Coldwell Banker Penrose & O'Sullivan.

xiii. *Access*: Access is free & unrestricted, a key will be provided & a fob to gain access to the car park.

If we can be of any further assistance to you at any stage, please do not hesitate to contact us.

Signed

Rory Penrose
Coldwell Banker Penrose & O'Sullivan

Signed

G. Kochanski
Nephros International Ltd.